Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about Cash Portfolio and Term Portfolio (each a "fund" or collectively the "funds") and their investments, you can obtain a copy of each fund's most recent financial report and portfolio listing or read the statement of additional information (SAI) dated August 28, 2000 attached to this prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, or for information or assistance in opening an account, please call Sterling Capital Distributors, Inc. (Sterling) in Charlotte, North Carolina:

· Toll-free 1-800-222-3232
· or locally 1-704-372-8798

Investments in Cash Portfolio are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that Cash Portfolio will maintain a stable $1.00 share price.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The North Carolina Capital
Management Trust:

Cash Portfolio and Term Portfolio

Cash Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share through investment in high grade money market instruments, including obligations of the U.S. Government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority.

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and agencies and instrumentalities of the U.S. Government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and in high grade money market instruments.

Prospectus

dated August 28, 2000

and

Annual Report

for the year ended June 30, 2000

and

Statement of Additional Information

dated August 28, 2000

(Logo)

THE NORTH CAROLINA

Capital Management Trust

82 Devonshire Street
Boston, MA 02109

Contents

Prospectus

Fund Summary	P-3	Investment Summary
	P-4	Performance
	P-5	Fee Table
Fund Basics	P-7	Investment Details
	P-9	Valuing Shares
Shareholder Information	P-10	Buying and Selling Shares
	P-15	Exchanging Shares
	P-16	Account Features and Policies
	P-17	Dividends and Capital Gain Distributions
	P-18	Tax Consequences
Fund Services	P-19	Fund Management
	P-19	Fund Distribution
Appendix	P-21	Financial Highlights
	P-22	The Statute and the Code

Annual Report

Cash Portfolio:
Performance	A-1	How the fund has done over time.
Fund Talk	A-3	The manager's review of the fund's performance, strategy, and outlook.
Investments	A-4	A complete list of the fund's investments.
Financial Statements	A-7	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Term Portfolio:
Performance	A-11	How the fund has done over time.
Fund Talk	A-14	The manager's review of the fund's performance, strategy, and outlook.
Investments	A-15	A complete list of the fund's investments with their market values.
Financial Statements	A-16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	A-20	Notes to the financial statements.
Report of Independent Accountants	A-22	The auditors' opinion.

Prospectus

Statement of Additional Information

Statement of Additional Information	S-1

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a fund.

Prospectus

Fund Summary

Investment Summary

Investment Objective

Cash Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in those money market instruments that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended (the Statute) and 20 North Carolina Administrative Code 3.0703, as amended (the Code).
  Investing in U.S. dollar-denominated money market securities of domestic issuers rated in the highest category by a nationally recognized rating service, U.S. Government securities, and repurchase agreements.
  Generally maintaining a dollar-weighted average maturity at 60 days or less.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries that provide credit support or a maturity-shortening structure can be affected by adverse political, regulatory, market or economic developments in those countries.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and high-grade money market instruments, as permitted pursuant to the Statute and the Code.
  Investing in securities rated in the three highest categories by at least one nationally recognized rating service, or, if unrated, determined to be of equivalent quality.
  Investing predominantly in U.S. Government securities.
  Managing the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities of three years or less.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Prospectus

Fund Summary - continued

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in each fund's performance from year to year and compares Term Portfolio's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Cash Portfolio
Calendar Years	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999
	8.11%	5.93%	3.56%	2.88%	4.02%	5.74%	5.22%	5.38%	5.39%	5.06%

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During the periods shown in the chart for Cash Portfolio, the highest return for a quarter was 1.99% (quarter ended June 30, 1990) and the lowest return for a quarter was 0.69% (quarter ended June 30, 1993).

The year-to-date return as of June 30, 2000 for Cash Portfolio was 2.97%.

Term Portfolio
Calendar Years	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999
	8.78%	8.46%	3.56%	4.06%	2.73%	7.14%	5.16%	5.78%	5.80%	4.05%

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During the periods shown in the chart for Term Portfolio, the highest return for a quarter was 2.71% (quarter ended December 31, 1990) and the lowest return for a quarter was -0.17% (quarter ended December 31, 1992).

The year-to-date return as of June 30, 2000 for Term Portfolio was 2.50%.

Prospectus

Fund Summary - continued

Average Annual Returns

For the periods ended December 31, 1999	Past 1 year	Past 5 years	Past 10 years
Cash Portfolio	5.06%	5.36%	5.12%
Term Portfolio	4.05%	5.58%	5.53%
Lehman Brothers 1-Year U.S. Treasury	4.25%	5.99%	5.78%
Lipper Short U.S. Government Funds Average	2.50%	5.57%	5.66%

If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

The Lehman Brothers 1-Year U.S. Treasury Index is a one security index which at the beginning of every month selects the Treasury maturing closest to but not beyond one year from that date.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund are based on historical expenses, adjusted to reflect current fees.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual fund operating expenses (paid from fund assets)

Cash Portfolio	Management feeA	0.17%
	Distribution and Service (12b-1) fee	0.08%
	Other expenses	0.00%
	Total annual fund operating expenses	0.25%
Term Portfolio	Management feeA	0.20%
	Distribution and Service (12b-1) fee	0.08%
	Other expenses	0.00%
	Total annual fund operating expenses	0.28%

A The management fee represents the net rate retained by FMR after payment made to the distributor. The management fees before payment made to the distributor by FMR are 0.25% for Cash Portfolio and 0.28% for Term Portfolio.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

Cash Portfolio	1 year	$ 26
	3 years	$ 80
	5 years	$ 141
	10 years	$ 318
Term Portfolio	1 year	$ 29
	3 years	$ 90
	5 years	$ 157
	10 years	$ 356

Prospectus

Fund Basics

Investment Details

Investment Objective

Cash Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share.

Principal Investment Strategies

FMR invests the fund's assets in those money market instruments that are authorized for investment by units of local government as specified in the Statute and the Code. More detail regarding the provisions of the Statute and the Code is included in the Appendix. FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic issuers rated in the highest category by a nationally recognized rating service, U.S. Government securities, and repurchase agreements.

FMR generally intends to maintain the fund's dollar-weighted average maturity at 60 days or less.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and high-grade money market instruments, as permitted pursuant to the Statute and the Code. More detail regarding the provisions of the Statute and the Code is included in the Appendix. FMR currently intends to invest the fund's assets in high- quality securities. Securities are "high-quality" if rated in the three highest categories by at least one nationally recognized rating service, or, if unrated, determined to be of equivalent quality by FMR. FMR expects to invest the fund's assets predominantly in U.S. Government securities. FMR may invest up to 25% of the fund's total assets in the finance industry.

FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities of three years or less. However, under the current Code, FMR may invest the fund's assets in securities with maturities of up to seven years. As of June 30, 2000, the dollar-weighted average maturity of the fund was approximately 0.7 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

Prospectus

Fund Basics - continued

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage and other asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect each fund's performance.

Cash Portfolio's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

Term Portfolio's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes for Term Portfolio. If FMR does so, different factors could affect Term Portfolio's performance and the fund may not achieve its investment objective.

Prospectus

Fund Basics - continued

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Cash Portfolio, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share through investment in high grade money market instruments, including obligations of the U.S. government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority. Cash Portfolio seeks to achieve this objective by investing only in certain of those high-grade money market instruments which are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Cash Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share.

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. government and agencies and instrumentalities of the U.S. government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and in high grade money market instruments. Term Portfolio seeks to achieve its objective by normally investing only in obligations of the United States, its agencies or instrumentalities, or obligations fully guaranteed by the U.S. government, in obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority, and in high grade money market instruments, as permitted pursuant to North Carolina General Statute 159-30, as amended and 20 North Carolina Administrative Code 3.0703, as amended.

Valuing Shares

The funds are open for business each day that each of the Federal Reserve Bank of Richmond (Richmond Fed), First Union National Bank of North Carolina (First Union) (the funds' custodian), and the New York Stock Exchange (NYSE) are open, unless following such schedule would cause the funds to be closed for two consecutive business days, in which case, each fund will be open for business each day that the Richmond Fed and First Union are open for business.

Each fund's net asset value per share (NAV) is the value of a single share. Each fund's NAV is normally calculated each business day as of 4:00 p.m. Eastern time. However, NAV may be calculated earlier on any day the Richmond Fed, First Union, or the NYSE closes early, or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of these times for the purpose of computing the fund's NAV.

The following holiday closings have been scheduled for 2000: New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day (observed), Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the Richmond Fed, First Union, or the NYSE may modify its holiday schedule at any time.

To the extent that each fund's assets are traded in other markets on days when the Richmond Fed, First Union, or the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Cash Portfolio's assets are valued on the basis of amortized cost.

Term Portfolio's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please contact Sterling Capital Distributors, Inc. (Sterling) using one of the following methods:

  By Phone (8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday):

Toll-free, 1-800-222-3232.

Locally, 1-704-372-8798.

  By Mail to the following address:

The North Carolina Capital Management Trust
c/o Sterling Capital Distributors, Inc.
One First Union Center
301 S. College Street, Suite 3200
Charlotte, NC 28202-6005

  By Internet using the following web site (for existing participants only): www.fidelitypublic.com/nccmtnet

Certain methods, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). You should consider other methods of contacting Sterling, such as sending a facsimile to 1-704-372-2962 or a telegram to Sterling.

Buying Shares

Shares of Cash Portfolio and Term Portfolio are offered exclusively to the following entities of the State of North Carolina: local governments and public authorities, as those terms are defined in North Carolina General Statute 159-7, and school administrative units, local ABC boards, community colleges or public hospitals (collectively, "investors"). Each fund offers an economical and convenient vehicle for investment of available cash by investors.

In addition, shares of Term Portfolio are available only to investors with a new or existing account in Cash Portfolio.

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide Sterling with advance notice of large purchases.
  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Sterling does not accept cash.
  Sterling reserves the right to limit the number of checks processed at one time.
  Checks received by First Union after 2:00 p.m. Eastern time are not considered received in proper form until the next business day.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
  If you do not notify Sterling of a wire order or if your wire order is not received in proper form by the close of business of the Federal Wire System on the day of purchase, your order will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.

Prospectus

Shareholder Information - continued

Cash Portfolio

	To Open an Account	To Add to an Account
Mail (graphic)
  Send a completed, signed application to the following address:

The North Carolina Capital Management Trust
c/o Sterling Capital Distributors, Inc.
One First Union Center
301 S. College Street, Suite 3200
Charlotte, NC 28202-6005

  Make your check payable to "NCCMT: Cash Portfolio." Indicate your account number and mail your check and a precoded fund investment slip, which will be supplied upon request when you open your account, to the following address:

The North Carolina Capital Management Trust
c/o Sterling Capital Distributors, Inc.
One First Union Center
301 S. College Street, Suite 3200
Charlotte, NC 28202-6005

Phone (graphic	Not available.	Exchange from a Term Portfolio account with the same registration, including name and address. Call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798 before 4:00 p.m. Eastern time.
In Person (graphic)	Not available.	Bring your check and a precoded fund investment slip, which will be supplied upon request when you open your account, to any branch of First Union National Bank of North Carolina.
Wire (graphic)	Not available.
  Obtain wire instructions by calling Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.
  Purchase shares of Cash Portfolio with federal funds, through the Automated Clearing House System (ACH), or through certain state transfer payment systems.
  For federal funds purchases, call Sterling before 12:00 noon Eastern time on the day you send your federal funds wire.
  For ACH purchases, call Sterling before 4:00 p.m. Eastern time on the business day before the ACH payment is to be deducted from your bank account.

Internet (graphic)	Not available.
  Before placing your order, you should have completed an application to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to buy shares through the NCCMT web site at www.fidelitypublic.com/nccmtnet.
  For federal funds purchases, place your order to buy shares before 12:00 noon Eastern time on the day you send your federal funds wire.
  For ACH purchases, place your order to buy shares before 4:00 p.m. Eastern time on the day before the ACH payment is to be deducted from your bank account.
  Exchange from a Term Portfolio account with the same registration, including name and address, before 4:00 p.m. Eastern time.

Prospectus

Shareholder Information - continued

Term Portfolio

	To Open an Account	To Add to an Account
Mail (graphic)
  Send a completed, signed application to the following address:

The North Carolina Capital Management Trust
c/o Sterling Capital Distributors, Inc.
One First Union Center
301 S. College Street, Suite 3200
Charlotte, NC 28202-6005

Not available.
Phone (graphic	Not available.	Exchange from a Cash Portfolio account with the same registration, including name and address. Call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798 before 4:00 p.m. Eastern time.
In Person (graphic)	Not available.	Not available.
Wire (graphic)	Not available.
  Obtain wire instructions by calling Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.
  Purchase shares of Term Portfolio with federal funds and through the Automated Clearing House System.
  For federal funds purchases, call Sterling before 4:00 p.m. Eastern time on the business day before you send your federal funds wire.
  For ACH purchases, call Sterling before 4:00 p.m. Eastern time on the business day before the ACH payment is to be deducted from your bank account.

Internet (graphic)	Not available.
  Before placing your order, you should have completed an application to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to buy shares through the NCCMT web site at www.fidelitypublic.com/nccmtnet.
  For federal funds purchases, place your order to buy shares before 4:00 p.m. Eastern time on the business day before you send your federal funds wire.
  For ACH purchases, place your order to buy shares before 4:00 p.m. Eastern time on the business day before the ACH payment is to be deducted from your bank account.
  Exchange from a Cash Portfolio account with the same registration, including name and address, before 4:00 p.m. Eastern time.

Prospectus

Shareholder Information - continued

Selling Shares

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

When you place an order to sell shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide Sterling with advance notice of large redemptions.
  Normally, Fidelity will process redemptions on the same business day, provided your redemption wire request for Cash Portfolio is received in proper form by Sterling before 12:00 noon Eastern time, and will process all other redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you sell shares of Cash Portfolio by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, the transfer agent will send a check to the record address.
	Account	Special Requirements
Phone (graphic)	All accounts
  Exchange to Cash Portfolio from Term Portfolio, and vice versa, if both accounts are registered with the same name(s) and address.
  An authorized finance official (or his/her agent or designee) who has completed the account application may call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798 before 4:00 p.m. Eastern time.

Mail (graphic	All accounts	The letter of instruction must be signed by an authorized finance official (or his/her agent or designee) who has completed the account application.
Wire (graphic)	All accounts
  You must sign up for the wire feature before using it. To verify that it is in place, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.
  For federal funds redemptions, your redemption request must be received by Sterling before 12:00 noon Eastern time for Cash Portfolio for money to be wired on the same business day, or before 4:00 p.m. Eastern time for Cash Portfolio or Term Portfolio for money to be wired on the next business day.
  For ACH redemptions, your redemption request must be received by Sterling before 4:00 p.m. Eastern time for payment to be received by your bank on the next business day.

Check (graphic)	Cash Portfolio accounts	All account owners must sign a signature card to receive a checkbook.
Internet (graphic)	All accounts
  Before placing your order, you should have completed an application to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to sell shares through the NCCMT web site at www.fidelitypublic.com/nccmtnet.
  For federal funds redemptions, place your order to sell shares before 12:00 noon Eastern time for Cash Portfolio for money to be wired on the same business day, or before 4:00 p.m. Eastern time for Cash Portfolio or Term Portfolio for money to be wired on the next business day.
  For ACH redemptions, place your order to sell shares before 4:00 p.m. Eastern time for payment to be received by your bank on the next business day.
  Exchange to Cash Portfolio from Term Portfolio, and vice versa, if both accounts are registered with the same name(s) and address, before 4:00 p.m. Eastern time.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder you have the privilege of exchanging shares of Cash Portfolio for shares of Term Portfolio, and vice versa.

However, you should note the following policies and restrictions governing exchanges:

  You may exchange only between accounts that are registered in the same name and address.

Prospectus

Shareholder Information - continued

  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax and/or accounting consequences for you.
  Currently, there is no limit on the number of exchanges out of a fund.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Prospectus

Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798, to add the feature after your account is opened. When designating a North Carolina bank to receive redemption proceeds, you should determine that the bank satisfies any legal requirement under North Carolina law prior to signing up for the wire feature.
  To change the bank account designated to receive redemption proceeds, or to add the wire feature on additional accounts, at any time prior to making a redemption request, you should send a letter of instruction to the following address:

The North Carolina Capital Management Trust
c/o Sterling Capital Distributors, Inc.
One First Union Center
301 S. College Street, Suite 3200
Charlotte, NC 28202-6005

  Call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798 to verify that this feature is set up on your account.

Online Trading To access and manage your account over the Internet at NCCMT's web site.
For account balances and holdings; To review recent account history; For Cash Portfolio and Term Portfolio trading; and To access research and analysis tools.
Checkwriting To redeem shares from your Cash Portfolio account.
  To set up, complete the appropriate section on the application when opening your account.
  To add the feature after your account is opened, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.
  All account owners must sign a signature card to receive a checkbook.
  The transfer agent may limit the number of checks you may write during a specified period.
  Do not try to close out your account by check.
  To obtain more checks, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.
  You are advised that the use of the checkwriting feature may be limited by North Carolina General Statute 159-28.
  Cash Portfolio is not permitted or authorized to function as an "official depository" for any of its shareholders. Third party checks are not permitted.
  Cash Portfolio and First Union may suspend the checkwriting feature, and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions which are deemed by the Board of Trustees to be adverse to the interest of shareholders.

Prospectus

Shareholder Information - continued

Arbitrage Reporting Services. Special reporting is available for state and local entities that require rebate information for the invested proceeds of their issued tax-exempt obligations pursuant to the Tax Reform Act of 1986. Sterling, FMR, their affiliates, and the funds do not assume responsibility for the accuracy of the services provided. Please call Sterling for more information.

Policies

The following policies apply to you as a shareholder.

Statements and reports that the transfer agent sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call Sterling at 1-800-222-3232 if you need additional copies of financial reports or prospectuses.

You may initiate many transactions by telephone or electronically. Fidelity and Sterling will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. Sterling may request certain information for verification purposes, and Sterling records all telephone calls for your protection. For transactions conducted through the Internet, you must use an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them.

When you sign your account application, you may be asked to certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

The transfer agent may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Term Portfolio normally declares dividends daily and pays them monthly. Term Portfolio normally pays capital gain distributions in August and December.

Distributions you receive from Cash Portfolio consist primarily of dividends. Cash Portfolio normally declares dividends daily and pays them monthly.

Earning Dividends

For Cash Portfolio, shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form by First Union before the close of the Federal Reserve Wire System on that day, begin to earn dividends on the day of purchase. Cash Portfolio shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

For Term Portfolio, shares begin to earn dividends on the first business day following the day of purchase.

For Cash Portfolio, shares redeemed by a wire order prior to 12:00 noon Eastern time earn dividends through the day prior to the day of redemption. Cash Portfolio shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

For Term Portfolio, shares earn dividends until, but not including, the next business day following the day of redemption.

Prospectus

Shareholder Information - continued

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

If the option you prefer is not listed on your account application, or if you want to change your current option, call Sterling.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Most investors in the funds will be "political subdivisions" of the State of North Carolina. Section 115(1) of the Internal Revenue Code, as amended (Internal Revenue Code), provides in part that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state or any of its political subdivisions. The receipt of revenue from each fund for the benefit of a political subdivision investing in the fund may constitute an exercise of an essential governmental function. A portion of the earnings derived from funds that are subject to the arbitrage limitations or rebate requirements of the Internal Revenue Code may be required to be paid to the U.S. Treasury as computed in accordance with those requirements.

Although most investors in each fund will be tax-exempt entities, the information that follows pertains to taxable and tax-exempt investors who must account for income and gains that may result from certain shareholder transactions.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your Term Portfolio redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

Robert Duby is vice president and manager of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio, which he has managed since May 1998 and December 1998, respectively. He also manages other funds. Mr. Duby joined Fidelity as a portfolio manager in 1982.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the funds.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

FMR pays most other expenses of each fund.

Each fund's annual management fee rate is 0.275% of average net assets through $1.0 billion; 0.245% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.215% of average net assets in excess of $2.0 billion.

For the fiscal year ended June 30, 2000, Cash Portfolio paid a management fee of 0.31% of the fund's average net assets, and Term Portfolio paid a management fee of 0.34% of the fund's average net assets. Prior to June 1, 2000, each fund's annual management fee rate was 0.350% of average net assets through $1.0 billion; 0.320% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.290% of average net assets in excess of $2.0 billion.

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares through Sterling.

Each of Cash Portfolio and Term Portfolio has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee to pay expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR pays FDC a monthly 12b-1 fee, all of which FDC pays Sterling, as compensation for providing services intended to result in the sale of fund shares and/or shareholder support services, such as processing shareholder inquiries, account maintenance, and processing purchases, redemptions, transfers, and exchanges. FMR currently pays Sterling, through FDC, a monthly 12b-1 fee according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion.

Prospectus

Fund Services - continued

Because 12b-1 fees are paid by FMR from its management fee, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC or Sterling. This prospectus and the related SAI do not constitute an offer by the funds or by FDC or Sterling to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

Cash Portfolio

Years ended June 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net interest income	.056	.049	.053	.051	.053
Less Distributions
From net interest income	(.056)	(.049)	(.053)	(.051)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return	5.69%	5.05%	5.47%	5.25%	5.43%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,859	$ 2,792	$ 2,480	$ 1,984	$ 1,740
Ratio of expenses to average net assets	.32%	.32%	.34%	.35%	.36%
Ratio of net interest income to average net assets	5.56%	4.92%	5.34%	5.13%	5.27%

Term Portfolio

Years ended June 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.350	$ 9.510	$ 9.650	$ 9.820	$ 9.910
Income from Investment Operations Net investment income	.525 B	.615 B	.660 B	.729 B	. 601
Net realized and unrealized gain (loss)	(.069)	(.157)	(.134)	(.170)	(.093)
Total from investment operations	.456	.458	.526	.559	.508
Less Distributions
From net investment income	(.526)	(.618)	(.666)	(.729)	(.598)
Net asset value, end of period	$ 9.280	$ 9.350	$ 9.510	$ 9.650	$ 9.820
Total Return A	5.01%	4.94%	5.63%	5.89%	5.25%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 81	$ 93	$ 76	$ 69	$ 64
Ratio of expenses to average net assets	.35%	.35%	.36%	.37%	.38%
Ratio of expenses to average net assets after expense reductions	.35%	.35%	.35% C	.37%	. 38%
Ratio of net investment income to average net assets	5.64%	6.51%	6.93%	7.48%	6.06%
Portfolio turnover rate	150%	256%	433%	232%	89%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

The Statute and the Code

If the Statute or the Code, or any legislation or regulations relating to those parameters change in the future, the Trustees may authorize corresponding changes in the instruments in which the funds may invest without first obtaining shareholder approval. Currently, the funds' investment limitations and the rulings, regulations, and interpretations to which the funds adhere allow the funds to invest only in the following instruments:

(i) Obligations of the United States or obligations fully guaranteed both as to principal and interest by the United States;

(ii) Obligations of the Federal Financing Bank, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Land Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, Fannie Mae (formerly known as Federal National Mortgage Association), the Government National Mortgage Association, the Federal Housing Administration, the Farmers Home Administration, and the United States Postal Service;

(iii) Obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority;

(iv) Savings certificates issued by any savings and loan association organized under the laws of the State of North Carolina or by any federal savings and loan association having its principal office in North Carolina; provided that any principal amount of such certificate in excess of the amount insured by the federal government or any agency thereof, or by a mutual deposit guaranty association authorized by the Administrator of the Savings Institutions Division of the Department of Commerce of the State of North Carolina, be fully collateralized;

(v) Prime quality commercial paper bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligation;

(vi) Bills of exchange or time drafts drawn on and accepted by a commercial bank (commonly referred to as "bankers' acceptances") and eligible for use as collateral by member banks in borrowing from a federal reserve bank, provided that the accepting bank or its holding company is either (a) incorporated in the State of North Carolina or (b) has outstanding publicly held obligations bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligations;

(vii) Evidences of ownership of, or fractional undivided interests in, future interest and principal payments on either direct obligations of the United States Government or obligations the principal of and the interest on which are guaranteed by the United States, which obligations are held by a bank or trust company organized and existing under the laws of the United States or any state in the capacity of custodian; or

(viii) Repurchase agreements with respect to either direct obligations of the United States or obligations the principal of and the interest on which are guaranteed by the United States if entered into with a broker or dealer, as defined by the Securities Exchange Act of 1934, which is a dealer recognized as a primary dealer by a Federal Reserve Bank, or any commercial bank, trust company or national banking association, the deposits of which are insured by the FDIC or any successor thereof.

Prospectus

You can obtain additional information about the funds. The funds' SAI includes more detailed information about the funds' investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance. For a free copy of any of these documents or to request other information or ask questions about the funds, call Sterling at 1-800-222-3232.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3455

Fidelity is a registered trademark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.705571.102 NC-pro 0800-